NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK FOR WHICH IT IS
EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND NO TRANSFER OR ASSIGNMENT OF THIS WARRANT OR THE SHARES ISSUABLE UPON ITS EXERCISE MAY BE MADE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF SUCH ACT IN RESPECT OF SUCH TRANSFER OR ASSIGNMENT.

     NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK FOR WHICH IT IS EXERCISABLE MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED BY ANY PERSON BEFORE THE EXERCISE COMMENCEMENT DATE EXCEPT AS SET FORTH IN SECTION 2 OF THIS WARRANT.

                             STOCK PURCHASE WARRANT

                              CARDIOPULMONARY CORP.
                                  COMMON STOCK

                               ($.01 Par Value)

                                                            Dated ________, 1996

______ Shares                                          Void After ________, 2001

     This certifies that, for good and valuable consideration, [the Representative] is entitled, upon the due exercise hereof at any time during the four-year period commencing on the date which is the first anniversary (the "Exercise Commencement Date") of the date on which the Registration Statement (as such term is defined below) is declared effective (the "Effective Date") and terminating at 5:00 p.m. E.S.T. on the fifth anniversary of the Effective Date (the "Expiration Date") to purchase _______________________ shares of Common Stock (as hereinafter defined), $.01 par value, of Cardiopulmonary Corp. (hereinafter called the "Company"), such number of shares being subject to adjustment upon the occurrence of the contingencies set forth in this Warrant. The purchase price payable upon the exercise of this Warrant shall be $____ per share (120% of the public offering price) (hereinafter referred to as the "Exercise Price"), subject to adjustment upon the occurrence of the contingencies set forth in this Warrant. This Warrant is originally issued pursuant to an underwriting agreement (the "Underwriting Agreement") between the Company and Advest, Inc. and Cruttenden Roth Incorporated as representatives of the several underwriters, in connection with the public offering of 2,000,000 shares of the Company's Common Stock pursuant to a Registration Statement (File No. [333- ]) (the "Registration Statement") filed under the

Securities Act of 1933, as amended (the "Act"). (Hereinafter, (i) said common stock, together with any other equity securities which may be issued by the Company with respect thereto or in substitution therefor, is referred to as the "Common Stock," (ii) the shares of the Common Stock purchasable hereunder or under any other Warrant (as hereinafter defined) are referred to as the "Warrant Shares," (iii) this Warrant, the Warrant issued to [the Other Representative] for ______ shares on the date hereof, and all Warrants hereafter issued in exchange or substitution for these Warrants are referred to as the "Warrants" and (iv) the holder of this Warrant is referred to as the "Holder" and the holder of this Warrant and all other Warrants or Warrant Shares issued upon the exercise of any Warrant are referred to as the "Holders.")

     Upon delivery of this Warrant with the subscription form annexed hereto, duly executed, together with payment of the Exercise Price for the shares of Common Stock thereby purchased, at the offices of The First National Bank of Boston, Transfer Agent for the Common Stock of the Company (hereinafter called the "Warrant Agent"), or at such other address as the Company may designate by notice in writing to the Holder, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. The Exercise Price shall be paid either (a) in cash, by wire transfer or by certified or official bank check payable to the Company; (b) by delivery of shares of Common Stock or other securities of the Company having a Market Price on the business day immediately preceding the applicable exercise equal to the aggregate Exercise Price; or (c) by surrender of rights under this Warrant to receive a number of Warrant Shares equal to the Exercise Price multiplied by the number of Warrant Shares to be purchased pursuant to the applicable exercise, divided by the Market Price of the Company's Common Stock on the business day immediately preceding the applicable exercise. For purposes of this Warrant, the term "Market Price" shall mean, on any business day, the average of the closing "bid" and "asked" prices for the Company's Common Stock on such business day as reported on the National Association of Securities Dealers, Inc.'s Automated Quotation system, or such other exchange on which the Company's Common Stock is listed on such business day.

     This Warrant is subject to the following terms and conditions:

     1. EXERCISE OF WARRANT. This Warrant may be exercised during the four-year period beginning on the Exercise Commencement Date, and ending at 5:00 p.m. E.S.T. on the Expiration Date, in whole at any time or in part from time to time, but not as to a fractional share of Common Stock. In case of any partial exercise of this Warrant, the Company shall execute and deliver a new Warrant of like tenor and date for the balance of the shares of Common Stock purchasable hereunder.

     2. EXCHANGE AND TRANSFER OF WARRANT. Prior to the Exercise Commencement Date, this Warrant may not be sold, transferred, assigned or hypothecated except
(i) to and among officers or partners of [the Representative] or (ii) at any such officer's or partner's death, pursuant to will, trust or the laws of intestate succession, and may not be further transferred by any such transferee prior to the

Exercise Commencement Date except as set forth in clauses (i) and (ii) of this sentence. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof at the office of the Warrant Agent, for other warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Except as limited herein, this Warrant and all rights hereunder are transferable by the Holder in person or by duly authorized attorney on the books of the Company upon surrender of this Warrant at the offices of the Warrant Agent, together with the form of transfer authorization attached hereto duly executed. Absent any such transfer, the Company may deem and treat the Holder at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

     3. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES PURCHASABLE HEREUNDER. The Exercise Price and the number of Warrant Shares purchasable upon the exercise of this Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 3.

     (a) In case the Company shall at any time after the date of this Agreement
(i) declare a dividend on the Common Stock payable in shares of its capital stock (whether in shares of Common Stock or of capital stock of any other class), (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares or (iv) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), the Exercise Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, shall be proportionately adjusted so that the Holder shall be entitled to receive the aggregate number and kind of shares of capital stock which, if this Warrant had been exercised immediately prior to such date, the Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

     (b) In case the Company shall issue rights or warrants to all holders of Common Stock entitling them (for a period expiring within 45 calendar days after the date of issuance) to subscribe for or to purchase Common Stock or any stock or securities convertible or exchangeable into Common Stock (such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such rights or warrants or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such rights or warrants or upon conversion or exchange of such Convertible Securities (determined by dividing (I) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or warrants, plus the aggregate amount of additional consideration payable to the Company upon the exercise of all such rights or warrants, plus, with respect to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange thereof, by (II) the total maximum number of shares of Common Stock issuable, upon the exercise of such rights or warrants or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or warrants) shall be less than the current market price per share of Common Stock (as defined in Section 3(d)) on the record date mentioned below, the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock that the aggregate offering price for the total shares of Common Stock so to be offered (or the sum of the purchase price of the Convertible Securities and the aggregate initial conversion price of the Convertible Securities so to be offered) would purchase at the then current market price per share of Common Stock (as defined in Section 3(d)) and the denominator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock to be offered for subscription or purchase (or into which the Convertible Securities so to be offered are initially convertible). In case such subscription price may be paid in consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company and described in a statement filed with the Warrant Agent. Shares of Common Stock owned by or held for the account of the Company or any majority-owned subsidiary shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights or warrants are not so issued or exercised prior to their expiration, the Exercise Price shall again be adjusted to be the Exercise Price that would then be in effect if such record date had not been fixed, but such subsequent adjustment shall not affect the number of Warrant Shares issued upon any exercise of this Warrant prior to the date such adjustment is made.

     (c) In case the Company shall fix a record date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends payable in Common Stock or capital stock that are subject to Section 3(a)) or subscription rights or warrants (other than rights or warrants described in Section 3(b)), the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the current market price per share of Common Stock (as defined in Section 3(d)), on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company and described in a statement filed with the Warrant Agent) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Common Stock and the denominator of which shall be such current market price per share of Common

Stock. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made or such rights or warrants are not exercised prior to their expiration, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed, but such subsequent adjustment shall not affect the number of Warrant Shares issued upon any exercise of this Warrant prior to the date such adjustment is made.

     (d) For the purpose of any computation under Section 3(b) or Section 3(c), the current market price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for the 15 consecutive trading days immediately preceding the date of determination. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common stock is not listed or admitted to trading on any national securities exchange, the average of the highest reported bid and lowest reported asked prices reported on Nasdaq (or, if the securities are included in the Nasdaq National Market System, the last sale price, if a sale takes place on such day) or, if the Common Stock is not listed or admitted to trading on any national securities exchange, or is not included in Nasdaq, as furnished by the National Quotation Bureau or similar organization if the National Quotation Bureau is no longer reporting such information, then the current market price per share of Common Stock shall be deemed to be the amount most recently determined by the Board of Directors to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common stock under an employee benefit plan of the Company).

     (e) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least ten cents ($.10) per Warrant Share; provided, however, that any adjustments which by reason of this Section 3(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 3 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

     (f) If, as a result of an adjustment made pursuant to Section 3(a), the Holder shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, the number of such other shares so receivable upon exercise of this Warrant shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Warrant.

     (g) Whenever this Section 3 shall require that an adjustment in the Exercise Price be effective as of a record date for a specified event, and the Holder elects to exercise this Warrant after such record date, but before the occurrence of such event, the Company may elect to delay issuing to the Holder until the occurrence of such event such additional Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise over and above the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

     (h) Upon each adjustment of the Exercise Price as a result of the calculations made in Section 3(a), Section 3(b) or Section 3(c), this Warrant outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Warrant Shares (calculated to the nearest hundredth) obtained by (A) multiplying the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior to such adjustment of the number of Warrant Shares by the Exercise Price in effect immediately prior to such adjustment of the Exercise Price and (B) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

     (i) In case of any capital reorganization of the Company, or of any reclassification of the Common Stock (other than a change in par value, or from no par value to par value, or from par value to no par value, or as a result of a dividend on the Common Stock payable in shares of capital stock of the Company, a subdivision or combination), or in case of the consolidation of the Company with or the merger of the Company with any other corporation (other than a consolidation or merger in which (i) the Company is the continuing corporation and (ii) the holders of the Company's Common Stock immediately prior to such merger or consolidation continue as holders of Common Stock after such merger or consolidation) or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other corporation, this Warrant shall after such reorganization, reclassification, consolidation, merger or sale be exercisable, upon the terms and conditions specified in this Agreement, for the number of shares of stock or other securities or property to which a holder of the number of Warrant Shares purchasable (at the time of such reorganization, reclassification, consolidation, merger or sale) upon exercise of such Warrant would have been entitled in connection with such reorganization, reclassification, consolidation, merger or sale; and in any such case, if necessary, the provisions set forth in this Section 3 with respect to the rights and interests thereafter of the Holder shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant. The Company shall not effect any such consolidation, merger or sale, unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets or other appropriate corporation or entity shall assume, by written instrument executed and delivered to the Warrant Agent, the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase and the other obligations under this Agreement.

     4. FRACTIONAL SHARES. Notwithstanding an adjustment in the number of Warrant Shares purchasable upon the exercise of this Warrant pursuant to Section 3(h), the Company shall not be required to issue fractions of Warrant Shares upon exercise of this Warrant or to distribute certificates which evidence fractional Warrant Shares. In lieu of fractional Warrant Shares, there shall be paid to the Holder at the time such Warrant is exercised, as herein provided, an amount in cash equal to the same fraction of the then current market value of a share of Common Stock. For purposes of this Section 4, the current market value of a share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to the second sentence of Section 3(d)) for the trading day immediately prior to the date of such exercise or, if no such price is reported, the average of the highest reported bid and lowest reported asked price (as determined pursuant to the second sentence of Section 3(d)).

     5. CHARGES, TAXES AND EXPENSES. The issuance of certificates of shares of Common Stock upon any exercise of this Warrant shall be made without charge to the Holder for any tax or other expense in respect to the issuance of such certificates, all of which taxes and expenses shall be paid by the Company.

     6. COVENANTS OF ISSUER. The Company covenants and agrees that all shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock and, if applicable, other capital stock to provide for the exercise in full of the rights represented by this Warrant. The Company will provide to, or make available to, as the case may be, the Holder the same information, reports and notices as it shall provide to, or make available to, the holders of its Common Stock. The Company will not, by amendment of its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act or deed, avoid or seek to avoid the performance or observance of any of the covenants, stipulations or conditions to be performed or observed by the Company, but will at all times in good faith, assist, insofar as it is able, in the carrying out of all provisions of this Warrant and in the taking of all other action that may be necessary in order to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company agrees that it will not establish or increase the par value of the shares of Common Stock that are at the time issuable upon exercise of this Warrant above the then prevailing Exercise Price hereunder and that, before taking any action that would cause an adjustment reducing the Exercise Price hereunder below the then par value of the shares of Common Stock issuable upon exercise hereof, the Company will take any corporate action that may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Common Stock at the Exercise Price as so adjusted.

     7. REGISTRATION UNDER SECURITIES ACT OF 1933.

     (a) The Company agrees that if, at any time during the period commencing on the Exercise Commencement Date and ending on 5:00 p.m. E.S.T. on the fourth anniversary of said date, the Holder and/or the Holders of any other Warrants and/or Warrant Shares who or which shall hold not less than 50% of the Warrants and/or Warrant Shares initially issued or issuable hereunder shall request that the Company file a registration statement under the Securities Act of 1933 (the "Act") covering not less than 50% of the Warrant Shares issuable upon the exercise of the Warrants and not previously sold under this Section or under Rule 144 under the Act, the Company will (i) promptly notify each Holder of the Warrants and each holder of Warrant Shares not so previously sold that such registration statement will be filed and that the Warrant Shares which are then held, and/or may be acquired upon exercise of the Warrants by the Holder and such Holders will be included in such registration statement at the Holder's and such Holders' request, (ii) cause such registration statement to cover all Warrant Shares which it has been so requested to include, (iii) use its best efforts to cause such registration statement to become effective as soon as practicable and (iv) take all other action necessary under any Federal or state law or regulation of any governmental authority to permit all Warrant Shares which it has been so requested to include in such registration statement to be sold or otherwise disposed of, and will maintain such compliance with each such Federal and state law and regulation of any governmental authority for the period necessary for such Holders to effect the proposed sale or other disposition, but in no event to exceed 120 days. The Company shall be required to effect a registration or qualification pursuant to this Subsection 7(a) on one occasion only. Notwithstanding the foregoing, the Company shall not be required to effect a registration under this Subsection 7(a) when it would become effective prior to 90 days following the effective date of any registration statement with respect to which the Holders shall have had the opportunity to register Warrant Shares pursuant to Subsection 7(b) hereof or
(ii) for a period of 60 days following the date of the request under this Subsection 7(a) if the Board of Directors of the Company determines in good faith that the filing of a registration statement would, if not deferred for such period, adversely effect a then proposed or pending corporate change, acquisition, merger or corporate reorganization.

     (b) The Company agrees that if, at any time and from time to time during the period commencing on the Exercise Commencement Date and ending on 5:00 p.m. E.S.T. on the sixth anniversary of said date, the Board of Directors of the Company shall authorize the filing of a registration statement (any such registration statement being hereinafter called a "Subsequent Registration Statement") under the Act (otherwise than pursuant to Subsection 7(a) hereof, or other than a registration statement on Form S-8 or other form which does not include substantially the same information as would be required in a form for the general registration of securities) in connection with the proposed offer of any of its securities by it or any of its stockholders, the Company will (i) promptly notify the Holder and each of the Holders, if any, of other Warrants and/or Warrant Shares not previously sold pursuant to this Section 7 that such Subsequent Registration Statement will be filed and that the Warrant Shares which are then held, and/or which may be acquired upon the exercise of the Warrants, by the Holder and such Holders, will, at the Holder's and such Holders' request, be included in such Subsequent Registration Statement, (ii) upon the written request of a Holder made within 20 days after the giving of such notice by the Company, include in the securities covered by such Subsequent Registration Statement all Warrant Shares which it has been so requested to include, (iii) use its best efforts to cause such Subsequent Registration Statement to become effective as soon as practicable and (iv) take all other action necessary under any Federal or state law or regulation of any governmental authority to permit all Warrant Shares which it has been so requested to include in such Subsequent Registration Statement to be sold or otherwise disposed of, and will maintain such compliance with each such Federal and state law and regulation of any governmental authority for the period necessary for the Holder and such Holders to effect the proposed sale or other disposition, but in no event to exceed 120 days. There are no limitations on the number or times the Holder and such Holders may exercise such piggyback rights. Notwithstanding the foregoing, if the offering is underwritten and the underwriter managing the offering reasonably believes in good faith that the inclusion of any or all of the Warrant Shares (the "Requested Warrant Shares") so requested by the Holder and such Holders to be included in such offering would materially and adversely affect such offering then the Holder and such Holders and other holders of securities entitled to include them in such registration shall participate in the registration pro rata based upon their total ownership of shares of Common Stock. If any holder would thus be entitled to include more securities than such holder requested to be registered, the excess shall be allocated among other requesting holders pro rata in the manner described in the preceding sentence.

     (c) Whenever the Company is required pursuant to the provisions of this
Section 7 to include Warrant Shares in a registration statement the Company shall (i) furnish each Holder of any such Warrant Shares and each underwriter of such Warrant Shares with such copies of the prospectus, including the preliminary prospectus conforming to the Act (and such other documents as each such Holder or each such underwriter may reasonably request) in order to facilitate the sale or distribution of the Warrant Shares, (ii) use its best efforts to register or qualify such Warrant Shares under the blue sky laws (to the extent applicable) of such jurisdiction or laws (to the extent applicable) of such jurisdiction or jurisdictions as the Holders of any such Warrant Shares and each underwriter of Warrant Shares being sold by such Holders shall reasonably request and (iii) take such other actions as may be reasonably necessary or advisable to enable such Holders and such underwriters to consummate the sale or distribution in such jurisdiction or jurisdictions in which such Holders shall have reasonably requested that the Warrant Shares be sold.

     (d) The Company shall pay all expenses incurred in connection with any registration statement or other action pursuant to the provisions of this
Section 7, other than underwriting discounts and applicable transfer taxes relating to the Warrant Shares and the out-of-pocket expenses incurred by the Holders in connection with such registration statement or other action.

     (e) The Company will indemnify the Holders of Warrant Shares which are included in each Subsequent Registration Statement referred to in Subsections 7(a) and 7(b), and the underwriters of such Warrant Shares, substantially to the same extent as the company has indemnified the underwriters (the "Underwriters") of its public offering of Common Stock pursuant to the Underwriting Agreement, and such Holders will indemnify the Company (and the underwriters, if applicable) with respect to information furnished by them in writing to the Company for inclusion therein substantially to the same extent as the Underwriters have indemnified the Company.

     8. HOLDER'S RIGHTS. The Holder, as such, shall not be entitled to vote or receive dividends or be deemed to be a shareholder of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, as such, any rights as a shareholder of the Company or any right to vote, give or withhold consent to any corporate action, receive notice of meetings, receive dividends, or subscription rights, or otherwise.

     9. NOTICES. If there shall be any adjustment as provided above in Section 3, or if securities or property other than shares of Common Stock of the Company shall become purchasable in lieu of shares of such Common Stock upon exercise of this Warrant, the Company shall forthwith cause written notice thereof to be sent by registered mail, postage prepaid, to the Holder at the address of the Holder shown on the books of the Warrant Agent, which notice shall be accompanied by an explanation prepared by the Company setting forth in reasonable detail the basis for the Holder's becoming entitled to purchase such shares and the number of shares which may be purchased and the Exercise Price thereof, or the facts requiring any such adjustment and the Exercise Price and number of shares purchasable after such adjustment, or the kind and amount of any such securities or property so purchasable upon the exercise of this Warrant, as the case may be. The Company will promptly provide the Holder, at the Holder's request, a written confirmation of such calculation by independent certified public accountants of recognized national standing (which may be the Company's independent certified public accountants). At the request of the Holder and upon surrender of this Warrant, the Company shall reissue this Warrant in a form conforming to such adjustments.

     10. DISSOLUTION OR LIQUIDATION. In the event of any proposed dissolution or total liquidation of the Company, other than in connection with a consolidation, merger or sale of all, or substantially all, of its property, assets, business and goodwill as an entirety, the Company shall forthwith cause written notice thereof to be sent by registered mail, postage prepaid, to the Holder at the address of the Holder shown on the books of the Company. Such notice shall be given not later than 30 days prior to any record date fixed for the purpose of determining shareholders entitled to participate in any liquidating distribution.

     11. LOST, STOLEN, MUTILATED, OR DESTROYED WARRANTS. If this Warrant shall become lost, stolen, mutilated, or destroyed, the Company shall, on such reasonable terms as to indemnity or otherwise as it may in its discretion impose, issue a new warrant of like denomination, tenor, and date as this Warrant so lost, stolen, mutilated, or destroyed. Any such new warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated, or destroyed Warrant shall be at any time enforceable by anyone.

     12. APPLICABLE LAW. The validity, interpretation, and performance of this Warrant shall be governed by the laws of the State of Connecticut.

     13. SUCCESSORS AND ASSIGNS. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Company, the Holder and, as to Section 7, the holder of the shares of Common Stock issued upon the exercise hereof, and shall be enforceable by any such holder.

     14. HEADINGS. Headings of the sections in this Warrant are for convenience and reference only and shall not, for any purpose, be deemed a part of this Warrant.

                       THE NEXT PAGE IS THE SIGNATURE PAGE

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer and its corporate seal to be affixed hereto.

     Dated: _______, 1996.

                                  CARDIOPULMONARY CORP.

(CORPORATE SEAL)                  By:______________________________
                                     James W. Biondi, M.D.
                                     Its Chairman

ATTEST:

- -----------------------------
N. Nicoll Snow
Its Secretary

                                   EXHIBIT A

[Subscription form to be executed upon exercise of Warrants]

     The undersigned, registered holder or assignee of such registered holder of the within Warrant, hereby (1) subscribes for __________ shares which the undersigned is entitled to purchase under the terms of the within Warrant, (2) makes the payment therefor called for by the within Warrant, and (3) directs that the shares issuable upon exercise of said Warrant be issued as follows:


                                 ------------------------------------
                                 (Name)

                                 ------------------------------------
                                 (Address)

                                 Signature __________________________

Date:  ________________, 199_

                                    EXHIBIT B

                                   Assignment

     (To be executed by the Holder to effect a transfer of the within Warrant)

     FOR VALUE RECEIVED __________________________ hereby sells, assigns, and transfers unto ______________________________, of ________________________, the
right to purchase ______________ shares evidenced by the within Warrant, and does hereby irrevocably constitute and appoint ______________________ to transfer such right on the books of the Company, with full power of substitution.

Date:  ________________, 199_

                                     ----------------------------------
                                                 (Signature)